     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2002

                                                     REGISTRATION NOS.: 33-46515
                                                                        811-6608
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 13                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                / /
                                AMENDMENT NO. 15                             /X/

                              -------------------

                   MORGAN STANLEY LATIN AMERICAN GROWTH FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
      FORMERLY NAMED MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                          HARBORSIDE FINANCIAL CENTER,
                                   PLAZA TWO,
                         JERSEY CITY, NEW JERSEY 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                          As soon as practicable after
                this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
-------
   X     on March 29, 2002 pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Latin American Growth Fund

A MUTUAL FUND THAT SEEKS
LONG-TERM CAPITAL APPRECIATION

                                                                   [COVER PHOTO]


                                                     Prospectus - March 29, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                        INVESTMENT OBJECTIVE.............................                   1
                                PRINCIPAL INVESTMENT STRATEGIES..................                   1
                                PRINCIPAL RISKS..................................                   2
                                PAST PERFORMANCE.................................                   3
                                FEES AND EXPENSES................................                   5
                                ADDITIONAL INVESTMENT STRATEGY INFORMATION.......                   6
                                ADDITIONAL RISK INFORMATION......................                   7
                                FUND MANAGEMENT..................................                   8

Shareholder Information         PRICING FUND SHARES..............................                   9
                                HOW TO BUY SHARES................................                   9
                                HOW TO EXCHANGE SHARES...........................                  11
                                HOW TO SELL SHARES...............................                  12
                                DISTRIBUTIONS....................................                  14
                                TAX CONSEQUENCES.................................                  14
                                SHARE CLASS ARRANGEMENTS.........................                  15

Financial Highlights            .................................................                  23

Morgan Stanley Funds            .................................................   INSIDE BACK COVER

                                THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                                PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
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Morgan Stanley Latin American Growth Fund seeks long-term capital appreciation.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
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                           The Fund will normally invest at least 80% of its assets in common stocks and other equity securities (including depositary receipts) of Latin American companies. In determining which securities to buy, hold or sell for the Fund, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., selects securities based on its view of their potential for capital appreciation; current dividend income will not be a factor. The Investment Manager uses a "top-down" country allocation approach together with bottom-up stock selection. The approach begins with an evaluation of the country in which the proposed investment is to be made. Following the country level review, the Investment Manager conducts a fundamental analysis of specific securities, industries and companies. The Fund's equity securities will predominately consist of the common and preferred stock of companies listed on a recognized securities exchange or traded in other regulated markets. The Fund's assets will be allocated among the countries in Latin America in accordance with the Investment Manager's judgment as to where favorable investment opportunities exist. However, the Investment Manager will normally invest in at least three Latin American countries.


For the Fund's investment purposes, Latin America includes Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guinea, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Latin American companies: (i) are organized in a Latin American country; (ii) have their securities principally trading in markets located in Latin America; or
(iii) derive at least 50% of their profits or revenues from business in Latin America.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The owner of a depositary receipt holds rights to the underlying securities, including the right to receive dividends paid on the underlying security.



The remaining 20% of the Fund's assets may be invested in Latin American convertible and debt securities (including zero coupon securities and "junk bonds") and other investment companies. The Fund may also utilize forward currency contracts.



In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its emphasis on equity investments in Latin America. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities/Latin America. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Economic and political developments in Latin America may have profound effects upon the value of the Fund's portfolio. In the event of expropriation, nationalization or other complication, the Fund could lose its entire investment in any one country. In addition, individual Latin American countries may place restrictions on the ability of foreign entities such as the Fund to invest in particular segments of the local economies.

Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 9 calendar years.

[End Sidebar]

Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. The inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may have again very negative effects on the economies and securities markets of certain Latin American countries.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in Latin American convertible and debt securities (including zero coupon securities and "junk bonds"), investment companies and forward currency contracts.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                            ANNUAL TOTAL RETURNS -- Calendar Years

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993 46.83%
'94  -23.73%
'95  -20.26%
'96  22.03%
'97  30.56%
'98  -38.99%
'99  53.12%
2000 -19.42%
'01  -6.32%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


                           During the periods shown in the bar chart, the highest return for a calendar quarter was 37.16% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -29.55% (quarter ended March 31, 1995).

[Sidebar]


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
-------------------------------------------------------------------------------------
                                                                      Life of Fund
                                  Past 1 Year      Past 5 Years     (since 12/30/92)
-------------------------------------------------------------------------------------
 Class A(1)                             -10.62%               --                  --
-------------------------------------------------------------------------------------
 Class C(1)                              -7.24%               --                  --
-------------------------------------------------------------------------------------
 Class D(1)                              -5.35%               --                  --
-------------------------------------------------------------------------------------
 Class B - Returns Before
 Taxes                                  -11.00%            -2.03%               0.01%
-------------------------------------------------------------------------------------
 Class B - Returns After Taxes
 on Distributions(2)                    -11.00%            -2.03%              -0.15%
-------------------------------------------------------------------------------------
 Class B - Returns After Taxes
 on Distributions and Sale of
 Fund Shares                             -6.70%            -1.61%              -0.06%
-------------------------------------------------------------------------------------
 S&P/IFCI Latin America
 Index(3)                                -2.01%             2.43%               5.37%(5)
-------------------------------------------------------------------------------------
 MSCI EMF LA Index(4)                    -0.63%             2.39%               7.12%(5)
-------------------------------------------------------------------------------------



                                     1                       Classes A, C and D commenced operations on July 28, 1997.
                                     2                       These returns assume you did not sell your shares at the end of each period.
                                     3                       The S&P/IFCI Latin America Index is a broad, neutral and
                                                             historically consistent benchmark for the Latin American
                                                             markets. The Index includes selected securities from
                                                             Argentina, Brazil, Chile, Colombia, Mexico, Peru and
                                                             Venezuela reflecting restrictions on foreign investment,
                                                             market capitalization, and liquidity. The Index does not
                                                             include any expenses, fees or charges. The Index is
                                                             unmanaged and should not be considered an investment.
                                     4                       The Morgan Stanley Capital International Emerging Markets
                                                             Free Latin America Index (MSCI EMF LA Index) is a market
                                                             capitalization weighted index that includes select
                                                             securities from Argentina, Brazil, Chile, Colombia, Mexico,
                                                             Peru, and Venezuela. For the period from the Fund's
                                                             inception through December 31, 2000, the index's returns
                                                             include those of the MSCI EMF LA's "Gross" Index which
                                                             assumes dividends gross of withholding taxes but net of
                                                             domestic tax credits. For the period from January 1, 2001
                                                             through January 31, 2002, the index's returns reflect those of the "Net" Index which reflects a reduction in dividends after taking into account withholding of taxes by certain
                                                             foreign countries represented in the index. Prior to
                                                             December 31, 2000, the MSCI EMF LA calculated returns using only the "Gross" Index. The Index does not include any
                                                             expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                                     5                       For the period December 31, 1992 through December 31, 2001.



The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended January 31, 2002.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share
Class Arrangements" section for further fee and expense information.



                                          Class A    Class B    Class C    Class D
-----------------------------------------------------------------------------------
 SHAREHOLDER FEES
-----------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                    5.25%(1)  None       None       None
-----------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of
 the offering price or net asset value at
 redemption)                              None(2)     5.00%(3)   1.00%(4)  None
-----------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------
 Management fee                            1.25%      1.25%      1.25%      1.25%
-----------------------------------------------------------------------------------
 Distribution and service (12b-1) fees     0.24%      1.00%      0.92%     None
-----------------------------------------------------------------------------------
 Other expenses                            0.71%      0.71%      0.71%      0.71%
-----------------------------------------------------------------------------------
 Total annual Fund operating expenses      2.20%      2.96%      2.88%      1.96%
-----------------------------------------------------------------------------------


                                     1                       Reduced for purchases of $25,000 and over.
                                     2                       Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell
                                                             your shares within one year after purchase, except for
                                                             certain specific circumstances.
                                     3                       The CDSC is scaled down to 1.00% during the sixth year,
                                                             reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
                                     4                       Only applicable if you sell your shares within one year
                                                             after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                          If You SOLD Your Shares:
-----------------------------------------------------------------------------
                            1 Year       3 Years       5 Years       10 Years
-----------------------------------------------------------------------------
 Class A                     $248         $  711        $1,202        $2,553
-----------------------------------------------------------------------------
 Class B                     $799         $1,215        $1,757        $3,280
-----------------------------------------------------------------------------
 Class C                     $391         $  892        $1,518        $3,204
-----------------------------------------------------------------------------
 Class D                     $199         $  615        $1,057        $2,285
-----------------------------------------------------------------------------

                                    If You HELD Your Shares:
---------------------  --------------------------------------------------
                        1 Year       3 Years       5 Years       10 Years
---------------------  --------------------------------------------------
 Class A                 $248         $  711        $1,202        $2,553
---------------------  --------------------------------------------------
 Class B                 $299         $  915        $1,557        $3,280
---------------------  --------------------------------------------------
 Class C                 $291         $  892        $1,518        $3,204
---------------------  --------------------------------------------------
 Class D                 $199         $  615        $1,057        $2,285
---------------------  --------------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


Convertible and Debt Securities. The Fund may invest up to 20% of its assets in Latin American convertible securities, which are bonds and other securities convertible into common stock at a particular time and price, and Latin American debt securities. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade (commonly known as "junk bonds"). The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest or (ii) accrue interest, but make no payments until maturity. The Latin American debt securities include:
(a) debt securities of companies organized in a country in Latin America or for which the principal trading market is located in Latin America, (b) "sovereign debt," which are debt securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or the central bank of such country, (c) debt securities denominated in a Latin American currency issued by companies to finance operations in Latin America, or (d) debt securities of Latin American companies.


Most debt securities in which the Fund invests are not rated; when rated, the rating generally will be below investment grade. Any portion of the Fund's debt securities may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds." These securities may include "Rule 144A" securities, which are subject to resale restrictions. The Fund, however, will not invest in debt securities that, at the time of acquisition, are in default in payment of principal or interest.


Investment Companies. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.


Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.



The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.


Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Fund's convertible securities may be rated below investment grade and are subject to the risks of "High Risk Debt Securities" described below.


High Risk Debt Securities. All fixed-income securities, such as corporate and sovereign debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)


Investments in "junk bonds" pose significant risks. The prices of these securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change could result in an increased volatility of market prices of junk bond securities and a corresponding volatility in the Fund's net asset value.


Investments in Latin American sovereign debt are subject to unique credit risks. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared a moratorium on the payment of principal and/or interest on external debt. The governmental entities that control the repayment also may not be willing or able to repay the principal and/ or interest on the debt when it becomes due. Latin American governments may default on their sovereign debt, which may require holders of that debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. These risks could have a severely negative impact on the Fund's sovereign debt holdings and cause the value of the Fund's shares to decline drastically.

The Fund's Latin American debt securities are also subject to the general risks of investing in foreign securities. See the "FOREIGN SECURITIES/LATIN AMERICA" paragraphs in the "Principal Risks" section for a discussion of those risks.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of


February 28, 2002.

[End Sidebar]

Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's fees and expenses.


Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.



                           The Fund is managed by the Emerging Markets team of the Investment Manager. Current members of the team include Michael Perl, an Executive Director of the Investment Manager, Ana Piedrahita, a Vice President of the Investment Manager and Narayan Ramachandran, a Managing Director of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 1.25% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]


EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                           Minimum Investment
                                                        ------------------------
Investment Options                                      Initial       Additional
--------------------------------------------------------------------------------
 Regular Accounts:                                      $1,000           $100
--------------------------------------------------------------------------------
 Individual Retirement Accounts                         $1,000           $100
--------------------------------------------------------------------------------
 Coverdell Education Savings Account                    $  500           $100
--------------------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your checking or
 savings account or
 Money Market Fund)                                     $  100*          $100*
--------------------------------------------------------------------------------


                                     *                       Provided your schedule of investments totals $1,000 in
                                                             twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley Latin American Growth Fund.



- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


Options                 Procedures
------------------------------------------------------------------------------------
 Contact your           To sell your shares, simply call your Morgan Stanley
 Financial Advisor      Financial Advisor or other authorized financial
 [ICON]                 representative.
                        ------------------------------------------------------------
                        Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------------------------------------------------------------------------
 By Letter              You can also sell your shares by writing a "letter of
                        instruction" that includes:
 [ICON]                 - your account number;
                        - the name of the Fund;
                        - the dollar amount or the number of shares you wish to
                          sell;
                        - the Class of shares you wish to sell; and
                        - the signature of each owner as it appears on the account.
------------------------------------------------------------------------------------

Options                 Procedures
------------------------------------------------------------------------------------
 By Letter, continued   If you are requesting payment to anyone other than the
                        registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                        pre-designated bank account, you will need a signature
                        guarantee. You can obtain a signature guarantee from an
                        eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                        signature guarantee. Additional documentation may be
                        required for shares held by a corporation, partnership,
                        trustee or executor.
                        ------------------------------------------------------------
                        Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                        Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                        ------------------------------------------------------------
                        A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                        instructions.
------------------------------------------------------------------------------------
 Systematic             If your investment in all of the Morgan Stanley Family of
 Withdrawal Plan        Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
                        percentage of a fund's balance (provided the amount is at
                        least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                        requirements.
                        ------------------------------------------------------------
                        Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                        section of this PROSPECTUS.
                        ------------------------------------------------------------
                        To sign up for the Systematic Withdrawal Plan, contact your
                        Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                        account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]


TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and


- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                                  Maximum
Class                      Sales Charge                                                      Annual 12b-1 Fee
--------------------------------------------------------------------------------------------------------------
 A                         Maximum 5.25% initial sales charge reduced for purchase of
                           $25,000 or more; shares sold without an initial sales charge
                           are generally subject to a 1.0% CDSC during first year                  0.25%
--------------------------------------------------------------------------------------------------------------
 B                         Maximum 5.0% CDSC during the first year decreasing to 0%
                           after six years                                                         1.00%
--------------------------------------------------------------------------------------------------------------
 C                         1.0% CDSC during first year                                             1.00%
--------------------------------------------------------------------------------------------------------------
 D                         None                                                               None
--------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.



The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                              Front-End Sales Charge
                                 ------------------------------------------------
Amount of                            Percentage of        Approximate Percentage
Single Transaction               Public Offering Price    of Net Amount Invested
---------------------------------------------------------------------------------
 Less than $25,000                       5.25%                    5.54%
---------------------------------------------------------------------------------
 $25,000 but less than $50,000           4.75%                    4.99%
---------------------------------------------------------------------------------
 $50,000 but less than $100,000          4.00%                    4.17%
---------------------------------------------------------------------------------
 $100,000 but less than $250,000         3.00%                    3.09%
---------------------------------------------------------------------------------
 $250,000 but less than $500,000         2.50%                    2.56%
---------------------------------------------------------------------------------
 $500,000 but less than
 $1 million                              2.00%                    2.04%
---------------------------------------------------------------------------------
 $1 million and over                     0.00%                    0.00%
---------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A Shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which Morgan Stanley Trust provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

[End Sidebar]

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.



- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.



- Insurance company separate accounts that have been approved by the Fund's distributor.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                       CDSC as a Percentage
Year Since Purchase Payment Made                        of Amount Redeemed
----------------------------------------------------------------------------
 First                                                         5.0%
----------------------------------------------------------------------------
 Second                                                        4.0%
----------------------------------------------------------------------------
 Third                                                         3.0%
----------------------------------------------------------------------------
 Fourth                                                        2.0%
----------------------------------------------------------------------------
 Fifth                                                         2.0%
----------------------------------------------------------------------------
 Sixth                                                         1.0%
----------------------------------------------------------------------------
 Seventh and thereafter                                        None
----------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.


- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gain distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007).


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.



In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.



CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.



CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:


- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.



- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.



Class D shares are not offered for investments made through 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).



Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of

Class A and D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares++
--------------------------------------------------------------------------------

                                                    For the Year Ended January 31,
                                              ------------------------------------------      For the Period July 28, 1997*
                                               2002        2001        2000        1999         through January 31, 1998
---------------------------------------------------------------------------------------------------------------------------

 Selected Per Share Data:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $11.90      $12.26      $ 7.33      $12.14                 $15.22
---------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                0.14        0.00       (0.01)       0.15                  (0.07)
---------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                     (2.02)      (0.36)       4.94       (4.96)                 (3.01)
---------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                    (1.88)      (0.36)       4.93       (4.81)                 (3.08)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $10.02      $11.90      $12.26      $ 7.33                 $12.14
---------------------------------------------------------------------------------------------------------------------------
 Total Return+                                (15.80)%     (2.62)%     66.71%     (39.62)%               (20.24)%(1)
---------------------------------------------------------------------------------------------------------------------------

 Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                       2.20%(3)    1.96%(3)    2.28%(3)    2.21%(3)               2.15%(2)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                   1.15%(3)    0.05%(3)    0.16%(3)    1.26%(3)              (1.04)%(2)
---------------------------------------------------------------------------------------------------------------------------

 Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $547        $936        $751         $58                   $110
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          73%         44%         59%         27%                    30%
---------------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class B Shares++
--------------------------------------------------------------------------------

                                                                         For the Year Ended January 31,
                                                        ----------------------------------------------------------------
                                                          2002          2001          2000          1999         1998*
------------------------------------------------------------------------------------------------------------------------

 Selected Per Share Data:
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $11.55        $11.99        $ 7.24        $12.09        $11.47
------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                            0.04         (0.09)        (0.06)         0.05         (0.09)
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                (1.93)        (0.35)         4.81         (4.90)         0.71
------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations            (1.89)        (0.44)         4.75         (4.85)         0.62
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 9.66        $11.55        $11.99        $ 7.24        $12.09
------------------------------------------------------------------------------------------------------------------------
 Total Return+                                            (16.36)%       (3.43)%       65.19%       (40.12)%        5.41%
------------------------------------------------------------------------------------------------------------------------

 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   2.96%(1)      2.77%(1)      3.06%(1)      2.98%(1)      2.81%
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                               0.39%(1)     (0.76)%(1)    (0.62)%(1)     0.49%(1)     (0.64)%
------------------------------------------------------------------------------------------------------------------------

 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                 $60,159       $99,431      $136,699      $105,678      $272,710
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      73%           44%           59%           27%           30%
------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the
Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class C Shares++
--------------------------------------------------------------------------------

                                                For the Year Ended January 31,
                                             -------------------------------------    For the Period July 28, 1997*
                                              2002     2001      2000       1999         through January 31, 1998
---------------------------------------------------------------------------------------------------------------------

 Selected Per Share Data:
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $11.57    $12.02    $ 7.24     $12.10                $15.22
---------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               0.04     (0.09)    (0.06)      0.06                 (0.12)
---------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                    (1.92)    (0.36)     4.84      (4.92)                (3.00)
---------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                   (1.88)    (0.45)     4.78      (4.86)                (3.12)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $ 9.69    $11.57    $12.02     $ 7.24                $12.10
---------------------------------------------------------------------------------------------------------------------
 Total Return+                               (16.34)%   (3.42)%   65.47%    (40.17)%              (20.50)%(1)
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                      2.88%(3)    2.77%(3)    2.95%(3)     2.98%(3)                2.91%(2)
---------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                  0.47%(3)   (0.76)%(3)   (0.51)%(3)     0.49%(3)               (1.76)%(2)
---------------------------------------------------------------------------------------------------------------------

 Supplemental Data:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                     $504      $887      $776       $369                  $792
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         73%       44%       59%        27%                   30%
---------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class D Shares++
--------------------------------------------------------------------------------

                                                 For the Year Ended January 31,
                                              -------------------------------------   For the Period July 28, 1997*
                                               2002      2001      2000      1999        through January 31, 1998
--------------------------------------------------------------------------------------------------------------------

 Selected Per Share Data:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $11.97    $12.30    $ 7.35    $12.16               $15.22
--------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                 0.14      0.00     (0.02)     0.16                (0.04)
--------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                      (2.00)    (0.33)     4.97     (4.97)               (3.02)
--------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                     (1.86)    (0.33)     4.95     (4.81)               (3.06)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $10.11    $11.97    $12.30    $ 7.35               $12.16
--------------------------------------------------------------------------------------------------------------------
 Total Return+                                 (15.54)%   (2.37)%   66.80%   (39.56)%             (20.11)%(1)
--------------------------------------------------------------------------------------------------------------------

 Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                        1.96%(3)    1.77%(3)    2.06%(3)    1.98%(3)               1.86%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                    1.39%(3)    0.24%(3)    0.38%(3)    1.49%(3)              (0.52)%(2)
--------------------------------------------------------------------------------------------------------------------

 Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                     $5,455    $9,262      $588        $5                   $8
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           73%       44%       59%       27%                  30%
--------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 Competitive Edge Fund - "Best Ideas" Portfolio
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Growth Securities
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Mid-Cap Value Fund

 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small Cap Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 S&P 500 Select Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Liquid Asset Fund (MM)
 North American Government Income Trust
 Short-Term U.S. Treasury Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


  THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:



                          www.morganstanley.com/funds


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

   Class A:   LATAX            Class C:   LATCX
---------------------       ---------------------

   Class B:   LATBX            Class D:   LATDX
---------------------       ---------------------

Morgan Stanley
Latin American Growth Fund

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT
SEEKS LONG-TERM
CAPITAL APPRECIATION

                                                     Prospectus - March 29, 2002

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6608)

                                                   MORGAN STANLEY LATIN AMERICAN
                                                                     GROWTH FUND


STATEMENT OF ADDITIONAL INFORMATION


MARCH 29, 2002


--------------------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated March 29, 2002) for Morgan Stanley Latin American Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Latin American Growth Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................   13

III. Management of the Fund.................................   14

  A. Board of Trustees......................................   14

  B. Management Information.................................   14

  C. Compensation...........................................   19

IV. Control Persons and Principal Holders of Securities.....   21

V. Investment Management and Other Services.................   21

  A. The Investment Manager.................................   21

  B. Principal Underwriter..................................   22

  C. Services Provided by the Investment Manager............   23

  D. Dealer Reallowances....................................   24

  E. Rule 12b-1 Plan........................................   24

  F. Other Service Providers................................   28

  G. Codes of Ethics........................................   28

VI. Brokerage Allocation and Other Practices................   28

  A. Brokerage Transactions.................................   28

  B. Commissions............................................   29

  C. Brokerage Selection....................................   29

  D. Directed Brokerage.....................................   30

  E. Regular Broker-Dealers.................................   30

VII. Capital Stock and Other Securities.....................   30

VIII. Purchase, Redemption and Pricing of Shares............   31

  A. Purchase/Redemption of Shares..........................   31

  B. Offering Price.........................................   32

IX. Taxation of the Fund and Shareholders...................   33

X. Underwriters.............................................   35

XI. Calculation of Performance Data.........................   35

XII. Financial Statements...................................   36

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


"CUSTODIAN"--JPMorgan Chase Manhattan Bank.



"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Latin American Growth Fund, a registered open-end investment company.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1992 as a Massachusetts business trust under the name TCW/DW Latin American Growth Fund. On February 25, 1999 the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Latin American Growth Fund, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Latin American Growth Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company whose investment objective is long-term capital appreciation. As a "non-diversified" mutual fund, the Fund's investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    DEBT-TO-EQUITY CONVERSIONS. The Fund may participate with respect to up to 5% of its total assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain Latin American countries and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure related areas. The terms of the programs vary from country to country, but include significant restrictions on the application of the proceeds received in the conversion and on the repatriation of investment profits and capital. In inviting conversion applications by holders of eligible debt, a government will usually specify a minimum discount from par value that it will accept for conversion. There can be no assurance that debt-to-equity conversion programs will continue or be successful or that the Fund will be able to convert all or any of its Latin American debt portfolio into equity investments.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


    When required by law, the Fund will cause its custodian bank to place cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities against changes in their prices. If the Investment Manager anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.


    In addition, futures contracts will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Adviser may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    MONEY MARKET SECURITIES. The Fund may invest in various U.S. money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


    An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. The Fund may acquire warrants and subscription rights attached to other securities without reference to the percentage limitations.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1.  Seek long-term capital appreciation.

    The Fund may not:

         1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

         2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

         3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

         5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

         6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money; or (e) lending portfolio securities.

         9. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        10.  Make short sales of securities.

        11. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

        13. Invest for the purpose of exercising control or management of any other issuer.

        As a non-fundamental policy, as to 75% of its total assets, the Fund may not purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                             POSITION(S)  LENGTH OF                                    COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN       OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT    SERVED*             PAST 5 YEARS           BY TRUSTEE             BY TRUSTEE
---------------------------  -----------  ----------  ------------------------------  ----------   ------------------------------
Michael Bozic (61)           Trustee      Trustee     Retired; Director or Trustee         129     Director of Weirton Steel
c/o Mayer, Brown, Rowe &                  since       of the Morgan Stanley Funds                  Corporation.
Maw                                       April 1994  and the TCW/DW Term Trusts;
Counsel to the Independent                            formerly Vice Chairman of
Trustees                                              Kmart Corporation (December
1675 Broadway                                         1998-October 2000), Chairman
New York, NY                                          and Chief Executive Officer of
                                                      Levitz Furniture Corporation
                                                      (November 1995-November 1998)
                                                      and President and Chief
                                                      Executive Officer of Hills
                                                      Department Stores (May
                                                      1991-July 1995); formerly
                                                      variously Chairman, Chief
                                                      Executive Officer, President
                                                      and Chief Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of Sears,
                                                      Roebuck & Co.

Edwin J. Garn (69)           Trustee      Trustee     Director or Trustee of the           129     Director of Franklin Covey
c/o Summit Ventures LLC                   since       Morgan Stanley Funds and the                 (time management systems), BMW
1 Utah Center                             January     TCW/DW Term Trusts; formerly                 Bank of North America, Inc.
201 S. Main Street                        1993        United States Senator (R-                    (industrial loan corporation),
Salt Lake City, UT                                    Utah)(1974-1992) and Chairman,               United Space Alliance (joint
                                                      Senate Banking Committee                     venture between Lockheed
                                                      (1980-1986); formerly Mayor of               Martin and the Boeing Company)
                                                      Salt Lake City, Utah                         and Nuskin Asia Pacific
                                                      (1971-1974); formerly                        (multilevel marketing); member
                                                      Astronaut, Space Shuttle                     of the board of various civic
                                                      Discovery (April 12-19, 1985);               and charitable organizations.
                                                      Vice Chairman, Huntsman
                                                      Corporation (chemical
                                                      company); member of the Utah
                                                      Regional Advisory Board of
                                                      Pacific Corp.

Wayne E. Hedien (68)         Trustee      Trustee     Retired; Director or Trustee         129     Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &                  since       of the Morgan Stanley Funds                  (private mortgage insurance);
Maw                                       September   and the TCW/DW Term Trusts;                  Trustee and Vice Chairman of
Counsel to the Independent                1997        formerly associated with the                 The Field Museum of Natural
Trustees                                              Allstate Companies                           History; director of various
1675 Broadway                                         (1966-1994), most recently as                other business and charitable
New York, NY                                          Chairman of The Allstate                     organizations.
                                                      Corporation (March
                                                      1993-December 1994) and
                                                      Chairman and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance
                                                      Company (July 1989-December
                                                      1994).

Dr. Manuel H. Johnson (53)   Trustee      Trustee     Chairman of the Audit                129     Director of NVR, Inc. (home
c/o Johnson Smick                         since       Committee and Director or                    construction); Chairman and
International, Inc.                       July 1991   Trustee of the Morgan Stanley                Trustee of the Financial
1133 Connecticut Avenue,                              Funds and the TCW/DW Term                    Accounting Foundation
N.W.                                                  Trusts; Senior Partner,                      (oversight organization of the
Washington, D.C.                                      Johnson Smick Interna-                       Financial Accounting Standards
                                                      tional, Inc., a consulting                   Board).
                                                      firm; Co-Chairman and a
                                                      founder of the Group of Seven
                                                      Council (G7C), an
                                                      international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal
                                                      Reserve System and Assistant
                                                      Secretary of the U.S.
                                                      Treasury.



------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                             POSITION(S)  LENGTH OF                                    COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN       OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT    SERVED*             PAST 5 YEARS           BY TRUSTEE             BY TRUSTEE
---------------------------  -----------  ----------  ------------------------------  ----------   ------------------------------
Michael E. Nugent (65)       Trustee      Trustee     Chairman of the Insurance            207     Director of various business
c/o Triumph Capital, L.P.                 since       Committee and Director or                    organizations.
237 Park Avenue                           July 1991   Trustee of the Morgan Stanley
New York, NY                                          Funds and the TCW/DW Term
                                                      Trusts; director/trustee of
                                                      various investment companies
                                                      managed by Morgan Stanley
                                                      Investment Management Inc. and
                                                      Morgan Stanley Investments LP
                                                      (since July 2001); General
                                                      Partner, Triumph Capital,
                                                      L.P., a private investment
                                                      partnership; formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

John L. Schroeder (71)       Trustee      Trustee     Retired; Chairman of the             129     Director of Citizens Com-
c/o Mayer, Brown, Rowe &                  since       Derivatives Committee and                    munications Company
Maw                                       April 1994  Director or Trustee of the                   (telecommunications com-
Counsel to the Independent                            Morgan Stanley Funds and the                 pany).
Trustees                                              TCW/DW Term Trusts; formerly
1675 Broadway                                         Executive Vice President and
New York, NY                                          Chief Investment Officer of
                                                      the Home Insurance Company
                                                      (August 1991-September 1995).



    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                           POSITION(S)    LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT     SERVED*              PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  ------------  ------------------------------  ------------  ------------------------
 Charles A. Fiumefreddo    Chairman,     Trustee       Chairman, Director or Trustee       129       None
 (68)                      Director or   since         and Chief Executive Officer of
 c/o Morgan Stanley Trust  Trustee       July 1991     the Morgan Stanley Funds and
 Harborside Financial      and Chief                   the TCW/DW Term Trusts;
 Center,                   Executive                   formerly Chairman, Chief
 Plaza Two,                Officer                     Executive Officer and Director
 Jersey City, NJ                                       of the Investment Manager, the
                                                       Distributor and Morgan Stanley
                                                       Services, Executive Vice
                                                       President and Director of
                                                       Morgan Stanley DW, Chairman
                                                       and Director of the Transfer
                                                       Agent and Director and/or
                                                       officer of various Morgan
                                                       Stanley subsidiaries (until
                                                       June 1998).

 James F. Higgins (54)     Trustee       Trustee       Director or Trustee of the          129       None
 c/o Morgan Stanley Trust                since June    Morgan Stanley Funds and the
 Harborside Financial                    2000          TCW/DW Term Trusts (since June
 Center,                                               2000); Senior Advisor of
 Plaza Two,                                            Morgan Stanley (since August
 Jersey City, NJ                                       2000); Director of the
                                                       Distributor and Dean Witter
                                                       Realty Inc.; previously
                                                       President and Chief Operating
                                                       Officer of the Private Client
                                                       Group of Morgan Stanley (May
                                                       1999-August 2000), President
                                                       and Chief Operating Officer of
                                                       Individual Securities of
                                                       Morgan Stanley (February
                                                       1997-May 1999).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                           POSITION(S)    LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT     SERVED*              PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  ------------  ------------------------------  ------------  ------------------------
 Philip J. Purcell (58)    Trustee       Trustee       Director or Trustee of the          129       Director of American
 1585 Broadway                           since April   Morgan Stanley Funds and the                  Airlines, Inc. and its
 New York, NY                            1994          TCW/DW Term Trusts; Chairman                  parent company, AMR
                                                       of the Board of Directors and                 Corporation.
                                                       Chief Executive Officer of
                                                       Morgan Stanley and Morgan
                                                       Stanley DW; Director of the
                                                       Distributor; Chairman of the
                                                       Board of Directors and Chief
                                                       Executive Officer of Novus
                                                       Credit Services Inc.; Director
                                                       and/or officer of various
                                                       Morgan Stanley subsidiaries.



                                 POSITION(S)
  NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF TIME
     EXECUTIVE OFFICER            REGISTRANT             SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   ----------------   ---------------------   -------------------------------------------------------
Mitchell M. Merin (48)         President          President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                       1999                    Investment Management (since December 1998); President,
New York, NY                                                              Director (since April 1997) and Chief Executive Officer
                                                                          (since June 1998) of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of the Distributor (since June 1998); Chairman
                                                                          and Chief Executive Officer (since June 1998) and
                                                                          Director (since January 1998) of the Transfer Agent;
                                                                          Director of various Morgan Stanley subsidiaries;
                                                                          President of the Morgan Stanley Funds and TCW/DW Term
                                                                          Trusts (since May 1999); Trustee of various Van Kampen
                                                                          investment companies (since December 1999); previously
                                                                          Chief Strategic Officer of the Investment Manager and
                                                                          Morgan Stanley Services and Executive Vice President of
                                                                          the Distributor (April 1997-June 1998), Vice President
                                                                          of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                          Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
New York, NY                   General Counsel    Counsel since           Management; Managing Director (since December 2000),
                                                  February 1997           and Secretary and General Counsel (since February 1997)
                                                                          and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Assistant
                                                                          Secretary of Morgan Stanley DW; Vice President,
                                                                          Secretary and General Counsel of the Morgan Stanley
                                                                          Funds and TCW/DW Term Trusts (since February 1997);
                                                                          Vice President and Secretary of the Distributor;
                                                                          previously, Senior Vice President, Assistant Secretary
                                                                          and Assistant General Counsel of the Investment Manager
                                                                          and Morgan Stanley Services.

Thomas F. Caloia (56)          Treasurer          Since April 1989        First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                  Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                              Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                     $10,001 - $50,000                                      over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its current Independent Trustees for the fiscal year ended January 31, 2002.


                               FUND COMPENSATION


                                                  AGGREGATE
                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                     FROM THE FUND
---------------------------                     -------------
Michael Bozic...........................           $1,650
Edwin J. Garn...........................            1,650
Wayne E. Hedien.........................            1,650
Dr. Manuel H. Johnson...................            2,400
Michael E. Nugent.......................            2,150
John L. Schroeder.......................            2,150



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                   TOTAL CASH COMPENSATION
                                                  FOR SERVICES TO 97 MORGAN
                                                   STANLEY FUNDS AND OTHER
NAME OF INDEPENDENT TRUSTEE                       FUNDS IN THE FUND COMPLEX
---------------------------                       -------------------------
Michael Bozic...........................                    $150,150
Edwin J. Garn...........................                     150,150
Wayne E. Hedien.........................                     150,100
Dr. Manuel H. Johnson...................                     219,900
Michael E. Nugent.......................                     228,362
John L. Schroeder.......................                     196,650



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.



               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                        FOR ALL ADOPTING FUNDS
                                     -----------------------------
                                       ESTIMATED
                                     CREDITED YEARS    ESTIMATED            RETIREMENT BENEFITS              ESTIMATED ANNUAL
                                     OF SERVICE AT   PERCENTAGE OF          ACCRUED AS EXPENSES          BENEFITS UPON RETIREMENT
NAME OF                                RETIREMENT      ELIGIBLE                   BY ALL                         FROM ALL
INDEPENDENT TRUSTEE                   (MAXIMUM 10)   COMPENSATION             ADOPTING FUNDS                ADOPTING FUNDS(2)
-------------------                  --------------  -------------          -------------------          ------------------------
Michael Bozic......................        10            60.44%                   $ 21,395                       $ 48,443
Edwin J. Garn......................        10            60.44                      33,443                         49,121
Wayne E. Hedien....................         9            51.37                      44,952                         41,437
Dr. Manuel H. Johnson..............        10            60.44                      22,022                         72,014
Michael E. Nugent..................        10            60.44                      38,472                         64,157
John L. Schroeder..................         8            50.37                      68,342                         50,640


------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding Class A shares of the Fund as of March 8, 2002: Fundacion Dictuc, Vicuna Mackenna 4860, EDF Raul Deves Piso 4 Macul, Santiago, Chile -- 15.195%. The following owned 5% or more of the outstanding shares of Class D as of March 8, 2002: Hare & Co.,
c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 -- 99.379%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A. INVESTMENT MANAGER



    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, and manage the investment of the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% of the portion of daily net assets not exceeding $500 million; and 1.20% of the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    Prior to June 28, 1999, the Fund was managed by Morgan Stanley Services, pursuant to a management agreement between the Fund and Morgan Stanley Services and was advised by TCW Investment Management Company pursuant to an advisory agreement between the Fund and TCW Investment Management Company. For the period February 1, 1999 through June 25, 1999, Morgan Stanley Services accrued total compensation under the old management agreement in the amounts of $374,012.



    For the fiscal period June 28, 1999 through January 31, 2000 and for the fiscal years ended January 31, 2001 and 2002, the Investment Manager accrued total compensation under the Investment Management Agreement in the amounts of $956,902, $1,552,969 and $988,996, respectively. For the period June 28, 1999 through May 31, 2001, the Investment Manager retained TCW Investment Management Company as sub-advisor to manage the Fund's portfolio. For the period
February 1, 2001 through May 31, 2001, the Investment Manager paid $395,598 in sub-advisory fees to TCW Investment Management Company.



    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER



    The Investment Manager manages the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage of the assets of the Fund in a manner consistent with its investment objective.



    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.



    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.



    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                               2002                    2001                    2000
                                       --------------------    --------------------    ---------------------
Class A............................    FSCs:(1)    $  2,857    FSCs:(1)    $  6,890    FSCs:(1)    $   3,307
                                       CDSCs:      $      0    CDSCs:      $      0    CDSCs:      $       0
Class B............................    CDSCs:      $ 74,507    CDSCs:      $148,014    CDSCs:      $ 310,386
Class C............................    CDSCs:      $    137    CDSCs:      $ 23,373    CDSCs:      $   1,443


------------------------

(1)  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
January 31, 2002, of $711,482. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended January 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,759 and $5,511, respectively, which amounts are equal to 0.24% and 0.92% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) or Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.



    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).



    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.



    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $46,901,325 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 10.63% ($4,984,234)--advertising and promotional expenses; (ii) 0.09% ($39,974)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 89.29% ($41,877,117)--other expenses, including the gross sales credit and the carrying charge, of which 18.37% ($7,693,688) represents carrying charges, 33.79% ($14,151,940) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 47.83% ($20,031,489) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $21,700,299 as of January 31, 2002 (the end of the Fund's fiscal year), which was equal to 36.07% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


    JPMorgan Chase Manhattan Bank, Chase Plaza, New York, NY 10005, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS


    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS


    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS


    Subject to the general supervision of the Trustees, the Investment Manager and/or Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended January 31, 2000, 2001 and 2002, the Fund paid a total of $350,544, $309,496 and $352,935, respectively, in brokerage commissions.


B. COMMISSIONS


    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.



    During the fiscal years ended January 31, 2000, 2001 and 2002 the Fund did not effect any principal transactions with Morgan Stanley DW.



    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



    During the fiscal years ended January 31, 2000, 2001 and 2002, the Fund did not pay any brokerage fees to Morgan Stanley DW. During the fiscal years ended January 31, 2000, 2001 and 2002, the Fund paid a total of $5,159, $24,112 and $35,033, respectively, in brokerage commissions to Morgan Stanley & Co. Inc. During the fiscal year ended January 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 9.93% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 11.10% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Investment Manager or any of their affiliates. The services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The information and services received by the Investment Manager from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.



    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended January 31, 2002, the Fund paid $313,897 in brokerage commissions in connection with transactions in the aggregate amount of $106,798,257 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended January 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 2002, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
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    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.


    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.



    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.



    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, or non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of a capital gain or loss as long-term or short-term and may result in an ordinary income or loss rather than a capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------


    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation the average annual total returns for Class B for the one year, five year and the life of the Fund (which commenced on December 30, 1992) periods ended January 31, 2002 were -20.55%, -3.77%, 0.04%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -20.22% and -9.93%, respectively. The average annual total returns of Class C for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -17.17% and -9.54%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 (inception of the Class) through January 31, 2002 were -15.54% and -8.67%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund (which commenced on December 30, 1992) periods ended January 31, 2002 were -16.36%, -3.38%, and 0.04%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 2002 and for the period

July 28, 1997 through January 31, 2002 were -15.80% and -8.85%, respectively. The average annual total returns of Class C for the fiscal year ended
January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -16.34% and -9.54%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -15.54% and -8.67%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on their foregoing calculation, the total returns for Class B for the one year, five year and the life of the Fund (which commenced on December 30, 1992) periods ended January 31, 2002 were -16.36%, -15.78% and 0.34%, respectively. The total returns of Class A for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -15.80% and -34.17%, respectively. The total returns of Class C for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -16.34% and -36.40%, respectively. The total returns of Class D for the fiscal year ended January 31, 2002 and for the period July 28, 1997 through January 31, 2002 were -15.54% and -33.57%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at January 31, 2002:



                              INVESTMENT AT INCEPTION OF:
                INCEPTION    ------------------------------
CLASS             DATE:      $10,000    $50,000    $100,000
-----           ---------    -------    -------    --------
Class A.....    07/28/97     $ 6,237    $31,598    $ 63,855
Class B.....    12/30/92      10,034     50,170     100,340
Class C.....    07/28/97       6,360     31,800      63,600
Class D.....    07/28/97       6,643     33,215      66,430



    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended January 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             Common and Preferred Stocks (96.2%)
             Brazil (36.7%)
             AEROSPACE & DEFENSE
     28,500  Empresa Brasileira de Aeronautica S.A.
              (ADR) (Pref.)..........................  $   625,575
                                                       -----------
             BEVERAGES: ALCOHOLIC
    117,630  Companhia de Bebidas das Americas (ADR)
              (Pref.)................................    2,245,557
                                                       -----------
             ELECTRIC UTILITIES
 16,419,000  Centrais Electricas Brasileiras S.A.....      246,013
        200  Centrais Electricas Brasileiras S.A.
              (Class B) (ADR) (Pref.)................        1,350
114,812,000  Centrais Electricas Brasileiras S.A.
              (Class B) (Pref.)......................    1,540,973
     63,400  Companhia Energetica de Minas Gerais
              (ADR) (Pref.)..........................      938,320
 26,642,284  Companhia Energetica de Minas Gerais
              (Pref.)................................      386,059
 94,139,000  Companhia Paranaense de Energia - Copel
              (Pref.)................................      662,951
                                                       -----------
                                                         3,775,666
                                                       -----------
             INDUSTRIAL CONGLOMERATES
    697,050  Itausa - Investimentos Itau S.A.
              (Pref.)................................      609,269
                                                       -----------
             INTEGRATED OIL
      1,706  Petroleo Brasileiro S.A.................       35,046
    135,180  Petroleo Brasileiro S.A. (ADR)..........    2,832,021
     10,071  Petroleo Brasileiro S.A. (ADR)
              (Pref.)................................      205,247
    105,815  Petroleo Brasileiro S.A. (Pref.)........    2,108,410
                                                       -----------
                                                         5,180,724
                                                       -----------
             MAJOR TELECOMMUNICATIONS
 33,816,000  Brasil Telecom Participacoes S.A.
              (Pref.)................................      237,580

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

 48,381,000  Brasil Telecom S.A. (Pref.).............  $   242,506
 21,432,000  Telemar Norte Leste S.A. (Class A)
              (Pref.)................................      472,498
                                                       -----------
                                                           952,584
                                                       -----------
             OTHER METALS/MINERALS
     70,748  Companhia Vale do Rio Doce (Pref.)
              (Class A)..............................    1,568,238
     48,620  Companhia Vale do Rio Doce
              (Class A)(ADR) (Pref.).................    1,084,226
    266,358  Companhia Vale do Rio Doce
              (Debentures)*..........................      --
                                                       -----------
                                                         2,652,464
                                                       -----------
             PULP & PAPER
      9,640  Aracruz Celulose S.A. (Class B) (ADR)
              (Pref.)................................      169,182
      9,100  Votorantim Celulose e Papel S.A. (ADR)
              (Pref.)*...............................      145,600
  6,031,000  Votorantim Celulose e Papel S.A.
              (Pref.)................................      193,297
                                                       -----------
                                                           508,079
                                                       -----------
             REGIONAL BANKS
     19,680  Banco Bradesco S.A. (ADR) (Pref.).......      495,936
213,238,258  Banco Bradesco S.A. (Pref.).............    1,064,425
 29,022,960  Banco Itau S.A. (Pref.).................    2,037,619
     22,895  Unibanco-Uniao de Bancos Brasileiros
              S.A. (GDR) (Units)+....................      523,380
                                                       -----------
                                                         4,121,360
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     38,100  Embratel Participacoes S.A. (ADR)
              (Pref.)................................      137,160
 52,604,000  Embratel Participacoes S.A. (Pref.).....      187,404
     26,253  Tele Norte Leste Participacoes S.A.
              (ADR) (Pref.)..........................      351,265

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

 10,383,000  Tele Norte Leste Participacoes S.A.
              (Pref.)................................  $   137,551
                                                       -----------
                                                           813,380
                                                       -----------
             STEEL
 40,767,000  Companhia Siderurgica Nacional S.A......      629,913
      9,900  Companhia Siderurgica Nacional S.A.
              (ADR)..................................      154,242
 67,494,000  Gerdau S.A. (Pref.).....................      651,174
                                                       -----------
                                                         1,435,329
                                                       -----------
             WIRELESS TELECOMMUNICATIONS
  1,850,000  Celular CRT Participacoes S.A.
              (Class A) (Pref.)......................      344,863
    117,300  Tele Centro Oesto Celular Participacoes
              S.A. (ADR) (Pref.).....................      674,475
295,931,000  Tele Norte Celular Participacoes S.A.
              (Pref.)................................      106,653
 71,947,000  Telemig Celular Participacoes S.A.
              (Pref.)................................      107,593
      1,700  Telemig Celular Participacoes S.A. (ADR)
              (Pref.)................................       51,170
     36,450  Telesp Celular Participacoes S.A. (ADR)
              (Pref.)................................      277,020
                                                       -----------
                                                         1,561,774
                                                       -----------
             Total Brazil............................   24,481,761
                                                       -----------
             Chile (6.4%)
             BEVERAGES: ALCOHOLIC
     31,350  Compania Cervecerias Unidas S.A.
              (ADR)..................................      500,032
                                                       -----------
             ELECTRIC UTILITIES
     40,800  Empresa Nacional de Electricidad S.A.
              (ADR)..................................      387,600
     50,500  Enersis S.A. (ADR)......................      532,775
                                                       -----------
                                                           920,375
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             FOOD RETAIL
     20,900  Distribucion y Servicio D&S S.A.
              (ADR)..................................  $   270,655
                                                       -----------
             INDUSTRIAL CONGLOMERATES
     31,100  Quinenco S.A. (ADR)*....................      209,303
                                                       -----------
             MAJOR TELECOMMUNICATIONS
    100,348  Cia de Telecommunicaciones de Chile S.A.
              (Series A) (ADR)*......................    1,384,802
                                                       -----------
             REGIONAL BANKS
     31,907  Banco de Chile (Series F)*..............      572,731
     12,000  Banco Santander Chile (ADR).............      204,000
      8,700  Banco Santiago S.A. (ADR)...............      188,790
                                                       -----------
                                                           965,521
                                                       -----------
             Total Chile.............................    4,250,688
                                                       -----------
             Luxembourg (0.6%)
             BEVERAGES: ALCOHOLIC
     39,950  Quilmes Industrial S.A. (Quinsa)
              (Class B) (ADR)........................      399,899
                                                       -----------
             Mexico (52.0%)
             BEVERAGES: ALCOHOLIC
    281,430  Grupo Modelo S.A. de C.V. (Series C)....      682,143
                                                       -----------
             BEVERAGES: NON-ALCOHOLIC
     42,570  Fomento Economico Mexicano, S.A. de C.V.
              (ADR) (Units)+.........................    1,728,342
     89,300  Fomento Economico Mexicano, S.A. de C.V.
              (Units)+...............................      361,529
     48,300  Panamerican Beverages, Inc. (Class A)..       728,364
                                                       -----------
                                                         2,818,235
                                                       -----------
             BROADCASTING
     70,925  Grupo Televisa S.A. (ADR)*..............    3,163,255
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             CONSTRUCTION MATERIALS
    143,400  Cemex S.A. de C.V. - CPO................  $   758,099
     77,057  Cemex S.A. de C.V. - CPO (ADR)..........    2,034,305
                                                       -----------
                                                         2,792,404
                                                       -----------
             DISCOUNT STORES
        189  Wal-Mart de Mexico S.A. C.V. (Series
              V).....................................          545
                                                       -----------
             HOUSEHOLD/PERSONAL CARE
    677,000  Kimberly-Clark de Mexico, S.A. de C.V.
              (A Shares).............................    1,855,301
                                                       -----------
             INDUSTRIAL CONGLOMERATES
    578,100  Alfa, S.A. (Class A)....................      930,994
                                                       -----------
             MAJOR TELECOMMUNICATIONS
    166,500  Carso Global Telecom (Series A1)*.......      405,570
    217,592  Telefonos de Mexico S.A. de C.V.
              (Series L) (ADR).......................    8,355,533
                                                       -----------
                                                         8,761,103
                                                       -----------
             MISCELLANEOUS COMMERCIAL SERVICES
     97,600  Grupo Mexico S.A. (Series B)............      161,867
                                                       -----------
             MISCELLANEOUS MANUFACTURING
    130,200  Grupo Carso S.A. de C.V.
              (Series A1)*...........................      506,073
                                                       -----------
             OILFIELD SERVICES/EQUIPMENT
     64,280  Tubos de Acero de Mexico S.A. (ADR).....      639,586
                                                       -----------
             OTHER TRANSPORTATION
     52,400  Grupo Aeroportuario del Sureste S.A. de
              C.V. (ADR) (Series B)*.................      754,560
                                                       -----------
             REGIONAL BANKS
    326,000  Grupo Financiero Banorte S.A. de C.V. (O
              Shares)*...............................      729,309

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

  2,286,843  Grupo Financiero BBVA Bancomer, S.A. de
              C.V. (O Shares)*.......................  $ 2,491,832
                                                       -----------
                                                         3,221,141
                                                       -----------
             SPECIALTY STORES
  1,588,418  Wal-Mart de Mexico S.A. de C.V.
              (Series C).............................    3,988,821
                                                       -----------
             WIRELESS TELECOMMUNICATIONS
    222,753  America Movil S.A. de C.V. (Series L)
              (ADR)..................................    4,410,509
                                                       -----------
             Total Mexico............................   34,686,537
                                                       -----------
             Venezuela (0.5%)
             MAJOR TELECOMMUNICATIONS
     19,660  Compania Anonima Nacional Telefonos de
              Venezuela (ADR)........................      312,594
                                                       -----------

  Total Investments
   (COST $64,907,723) (a).................    96.2%  64,131,479
  Other Assets in Excess of Liabilities...     3.8    2,533,229
                                            ------  -----------
  Net Assets..............................   100.0% $66,664,708
                                            ======  ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   GDR  GLOBAL DEPOSITORY RECEIPT.
    *   NON-INCOME PRODUCING SECURITY.
    + CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
   (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,882,730 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,658,974, RESULTING IN NET UNREALIZED DEPRECIATION OF $776,244.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
SUMMARY OF INVESTMENTS / / JANUARY 31, 2002

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $   625,575       0.9%
Beverages: Alcoholic....................    3,827,631       5.7
Beverages: Non-Alcoholic................    2,818,235       4.2
Broadcasting............................    3,163,255       4.7
Construction Materials..................    2,792,404       4.2
Discount Stores.........................          545       0.0
Electric Utilities......................    4,696,041       7.0
Food Retail.............................      270,655       0.4
Household/Personal Care.................    1,855,301       2.8
Industrial Conglomerates................    1,749,566       2.6
Integrated Oil..........................    5,180,724       7.8
Major Telecommunications................   11,411,083      17.1
Miscellaneous Commercial Services.......      161,867       0.2
Miscellaneous Manufacturing.............      506,073       0.8
Oilfield Services/Equipment.............      639,586       1.0
Other Metals/Minerals...................  $ 2,652,464       4.0%

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Other Transportation....................      754,560       1.1
Pulp & Paper............................      508,079       0.8
Regional Banks..........................    8,308,022      12.5
Specialty Stores........................    3,988,821       6.0
Specialty Telecommunications............      813,380       1.2
Steel...................................    1,435,329       2.2
Wireless Telecommunications.............    5,972,283       9.0
                                          -----------   -------
                                          $64,131,479      96.2%
                                          ===========   =======

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------

Common Stocks...........................  $44,070,333      66.1%
Preferred Stocks........................   20,061,146      30.1
                                          -----------   -------
                                          $64,131,479      96.2%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JANUARY 31, 2002

Assets:
Investments in securities, at value (cost
 $64,907,723).....................................  $64,131,479
Cash..............................................      890,641
Receivable for:
  Investments sold................................    1,504,324
  Dividends.......................................      392,812
  Shares of beneficial interest sold..............        2,359
Prepaid expenses and other assets.................       74,984
                                                    -----------
    Total Assets..................................   66,996,599
                                                    -----------
Liabilities:
Payable for:
  Investments purchased...........................       74,171
  Investment management fee.......................       71,389
  Shares of beneficial interest repurchased.......       64,657
  Distribution fee................................       51,599
Accrued expenses and other payables...............       70,075
                                                    -----------
    Total Liabilities.............................      331,891
                                                    -----------
    Net Assets....................................  $66,664,708
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $151,180,680
Net unrealized depreciation.......................     (774,684)
Accumulated undistributed net investment income...      150,082
Accumulated net realized loss.....................  (83,891,370)
                                                    -----------
    Net Assets....................................  $66,664,708
                                                    ===========
Class A Shares:
Net Assets........................................     $547,050
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       54,575
    Net Asset Value Per Share.....................  $     10.02
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $     10.58
                                                    ===========
Class B Shares:
Net Assets........................................  $60,158,567
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    6,224,647
    Net Asset Value Per Share.....................  $      9.66
                                                    ===========
Class C Shares:
Net Assets........................................     $503,997
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       52,009
    Net Asset Value Per Share.....................  $      9.69
                                                    ===========
Class D Shares:
Net Assets........................................   $5,455,094
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      539,580
    Net Asset Value Per Share.....................  $     10.11
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED JANUARY 31, 2002

Net Investment Income:
Income
Dividends (net of $257,517 foreign withholding
 tax).............................................  $ 2,633,225
Interest..........................................       17,644
                                                    -----------
    Total Income..................................    2,650,869
                                                    -----------
Expenses
Investment management fee.........................      988,996
Distribution fee (Class A shares).................        1,759
Distribution fee (Class B shares).................      711,482
Distribution fee (Class C shares).................        5,511
Transfer agent fees and expenses..................      267,314
Foreign exchange provisional tax..................      110,342
Professional fees.................................       68,883
Shareholder reports and notices...................       45,286
Registration fees.................................       30,414
Trustees' fees and expenses.......................       12,654
Custodian fees....................................        6,623
Other.............................................       16,726
                                                    -----------
    Total Expenses................................    2,265,990
                                                    -----------
    Net Investment Income.........................      384,879
                                                    -----------

Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments.....................................    5,918,062
  Foreign exchange transactions...................     (171,336)
                                                    -----------
      Net Gain....................................    5,746,726
                                                    -----------
Net change in unrealized appreciation/depreciation
 on:
  Investments.....................................  (24,669,576)
  Translation of other assets and liabilities
   denominated in foreign currencies..............        4,369
                                                    -----------
    Net Depreciation..............................  (24,665,207)
                                                    -----------

    Net Loss......................................  (18,918,481)
                                                    -----------

Net Decrease......................................  $(18,533,602)
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          JANUARY 31, 2002  JANUARY 31, 2001
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)............    $    384,879      $   (882,463)
Net realized gain.......................       5,746,726        11,678,288
Net change in unrealized depreciation...     (24,665,207)      (16,964,416)
                                            ------------      ------------

    Net Decrease........................     (18,533,602)       (6,168,591)

Net decrease from transactions in shares
 of beneficial interest.................     (25,317,703)      (22,128,668)
                                            ------------      ------------

    Net Decrease........................     (43,851,305)      (28,297,259)
Net Assets:
Beginning of period.....................     110,516,013       138,813,272
                                            ------------      ------------
End of Period (Including accumulated
 undistributed net investment income of
 $150,082 and an accumulated net
 investment loss of $68,882,
 respectively)..........................    $ 66,664,708      $110,516,013
                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Latin American Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Latin American Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

Prior to June 1, 2001, under a Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company ("TCW"), TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $21,700,000 at January 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $75,000 and $100, respectively and received approximately $2,900 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2002 aggregated $56,212,369 and $77,468,152, respectively.

For the year ended January 31, 2002, the Fund incurred brokerage commissions of $35,033 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,000.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR               FOR THE YEAR
                                          ENDED                      ENDED
                                    JANUARY 31, 2002           JANUARY 31, 2001
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
CLASS A SHARES
Sold..........................      652,902  $  6,779,875      541,846  $  6,412,961
Redeemed......................     (677,016)   (6,953,442)    (524,401)   (6,097,164)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class A......................      (24,114)     (173,567)      17,445       315,797
                                -----------  ------------  -----------  ------------
CLASS B SHARES
Sold..........................      388,721     4,026,402    1,370,159    17,649,840
Redeemed......................   (2,769,552)  (26,787,106)  (4,161,466)  (49,590,950)
                                -----------  ------------  -----------  ------------
Net decrease -- Class B.......   (2,380,831)  (22,760,704)  (2,791,307)  (31,941,110)
                                -----------  ------------  -----------  ------------
CLASS C SHARES
Sold..........................       12,236       125,917       62,537       796,624
Redeemed......................      (36,879)     (362,986)     (50,442)     (583,241)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class C......................      (24,643)     (237,069)      12,095       213,383
                                -----------  ------------  -----------  ------------
CLASS D SHARES
Sold..........................        2,345        25,633      947,876    11,879,492
Redeemed......................     (236,726)   (2,171,996)    (221,713)   (2,596,230)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class D......................     (234,381)   (2,146,363)     726,163     9,283,262
                                -----------  ------------  -----------  ------------
Net decrease in Fund..........   (2,663,969) $(25,317,703)  (2,035,604) $(22,128,668)
                                ===========  ============  ===========  ============

6. Federal Income Tax Status
During the year ended January 31, 2002, the Fund utilized approximately $3,505,000 of its net capital loss carryover. At January 31, 2002, the Fund had a net capital loss carryover of approximately $83,512,000, to offset future capital gains to the extent provided by regulations, available through January 31 of the following years:

           AMOUNTS IN THOUSANDS
     --------------------------------
      2004     2005     2007    2008
     -------  -------  ------  ------
     $57,715  $19,839  $3,058  $2,900
     =======  =======  ======  ======

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

As of January 31, 2002, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $165,915, paid-in-capital was charged $5,421 and accumulated net realized loss was credited $171,336.

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2002, there were no outstanding forward contracts.

At January 31, 2002, the Fund's cash balance consisted principally of interest bearing deposits with JP Morgan Chase Bank, the Fund's custodian.

At January 31, 2002, investment in securities of issuers in Mexico and Brazil represented 52.0% and 36.7% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                FOR THE PERIOD
                                           FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                           --------------------------------------------------------------          THROUGH
                              2002             2001             2000             1999          JANUARY 31, 1998
                           -----------      -----------      -----------      -----------      ----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 11.90          $12.26           $ 7.33           $ 12.14             $ 15.22
                             -------          ------           ------           -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................       0.14            0.00            (0.01)             0.15               (0.07)
  Net realized and
   unrealized gain
   (loss)................      (2.02)          (0.36)            4.94             (4.96)              (3.01)
                             -------          ------           ------           -------             -------
Total income (loss) from
 investment operations...      (1.88)          (0.36)            4.93             (4.81)              (3.08)
                             -------          ------           ------           -------             -------

Net asset value, end of
 period..................    $ 10.02          $11.90           $12.26           $  7.33             $ 12.14
                             =======          ======           ======           =======             =======
Total Return+............     (15.80)%         (2.62)%          66.71%           (39.62)%            (20.24)%(1)
Ratios to Average Net
 Assets:
Expenses.................       2.20%(3)        1.96%(3)         2.28%(3)          2.21%(3)            2.15%(2)
Net investment income
 (loss)..................       1.15%(3)        0.05%(3)         0.16%(3)          1.26%(3)           (1.04)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....       $547            $936             $751               $58                $110
Portfolio turnover
 rate....................         73%             44%              59%               27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                 FOR THE YEAR ENDED JANUARY 31,
                             -----------------------------------------------------------------------
                                2002           2001           2000           1999           1998*
                             -----------    -----------    -----------    -----------    -----------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....      $ 11.55        $ 11.99       $   7.24       $  12.09       $  11.47
                               -------        -------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................         0.04          (0.09)         (0.06)          0.05          (0.09)
  Net realized and
   unrealized gain
   (loss)................        (1.93)         (0.35)          4.81          (4.90)          0.71
                               -------        -------       --------       --------       --------
Total income (loss) from
 investment operations...        (1.89)         (0.44)          4.75          (4.85)          0.62
                               -------        -------       --------       --------       --------

Net asset value, end of
 period..................      $  9.66        $ 11.55       $  11.99       $   7.24       $  12.09
                               =======        =======       ========       ========       ========
Total Return+............       (16.36)%        (3.43)%        65.19%        (40.12)%         5.41%
Ratios to Average Net
 Assets:
Expenses.................         2.96%(1)       2.77%(1)       3.06%(1)       2.98%(1)       2.81%
Net investment income
 (loss)..................         0.39%(1)      (0.76)%(1)     (0.62)%(1)      0.49%(1)      (0.64)%
Supplemental Data:
Net assets, end of
 period, in thousands....      $60,159        $99,431       $136,699       $105,678       $272,710
Portfolio turnover
 rate....................           73%            44%            59%            27%            30%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                                                                    FOR THE PERIOD
                                               FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                               --------------------------------------------------------------          THROUGH
                                  2002             2001             2000             1999          JANUARY 31, 1998
                               -----------      -----------      -----------      -----------      ----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....        $ 11.57          $12.02           $  7.24          $ 12.10             $ 15.22
                                 -------          ------           -------          -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................           0.04           (0.09)            (0.06)            0.06               (0.12)
  Net realized and
   unrealized gain
   (loss)................          (1.92)          (0.36)             4.84            (4.92)              (3.00)
                                 -------          ------           -------          -------             -------
Total income (loss) from
 investment operations...          (1.88)          (0.45)             4.78            (4.86)              (3.12)
                                 -------          ------           -------          -------             -------

Net asset value, end of
 period..................        $  9.69          $11.57           $ 12.02          $  7.24             $ 12.10
                                 =======          ======           =======          =======             =======
Total Return+............         (16.34)%         (3.42)%           65.47%          (40.17)%            (20.50)%(1)
Ratios to Average Net
 Assets:
Expenses.................           2.88%(3)        2.77%(3)          2.95%(3)         2.98%(3)            2.91%(2)
Net investment income
 (loss)..................           0.47%(3)       (0.76)%(3)        (0.51)%(3)        0.49%(3)           (1.76)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....           $504            $887              $776             $369                $792
Portfolio turnover
 rate....................             73%             44%               59%              27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                                                                    FOR THE PERIOD
                                               FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                               --------------------------------------------------------------          THROUGH
                                  2002             2001             2000             1999          JANUARY 31, 1998
                               -----------      -----------      -----------      -----------      ----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....        $ 11.97          $ 12.30          $ 7.35           $ 12.16             $ 15.22
                                 -------          -------          ------           -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................           0.14             0.00           (0.02)             0.16               (0.04)
  Net realized and
   unrealized gain
   (loss)................          (2.00)           (0.33)           4.97             (4.97)              (3.02)
                                 -------          -------          ------           -------             -------
Total income (loss) from
 investment
 operations..............          (1.86)           (0.33)           4.95             (4.81)              (3.06)
                                 -------          -------          ------           -------             -------

Net asset value, end of
 period..................        $ 10.11          $ 11.97          $12.30           $  7.35             $ 12.16
                                 =======          =======          ======           =======             =======
Total Return+............         (15.54)%          (2.37)%         66.80%           (39.56)%            (20.11)%(1)
Ratios to Average Net
 Assets:
Expenses.................           1.96%(3)         1.77%(3)        2.06%(3)          1.98%(3)            1.86%(2)
Net investment income
 (loss)..................           1.39%(3)         0.24%(3)        0.38%(3)          1.49%(3)           (0.52)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....         $5,455           $9,262            $588                $5                  $8
Portfolio turnover
 rate....................             73%              44%             59%               27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Latin American Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Latin American Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Latin American Growth Fund, including the portfolio of investments, as of January 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Latin American Growth Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
MARCH 13, 2002

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            Number of
                                             Term of                                                      Portfolios in
                                           Office and                                                          Fund
                           Position(s)      Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                           Overseen
   Independent Trustee     Registrant        Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 April 1994       Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (69)         Trustee       Trustee since    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 September 1997   Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

                                                                                                           Number of
                                            Term of                                                      Portfolios in
                                           Office and                                                         Fund
                           Position(s)     Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                          Overseen
   Independent Trustee     Registrant       Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Trustee since   Chairman of the Audit Committee and                       129
(53)                                     July 1991       Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (65)     Trustee       Trustee since   Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                July 1991       Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).
John L. Schroeder (71)     Trustee       Trustee since   Retired; Chairman of the Derivatives                      129
c/o Mayer, Brown, Rowe &                 April 1994      Committee and Director or Trustee of the
Maw                                                      Morgan Stanley Funds and the TCW/DW Term
Counsel to the                                           Trusts; formerly Executive Vice President
Independent Trustees                                     and Chief Investment Officer of the Home
1675 Broadway                                            Insurance Company (August 1991-September
New York, NY                                             1995).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (65)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)     Director of Citizens Communications
c/o Mayer, Brown, Rowe &   Company (telecommunications
Maw                        company).
Counsel to the
Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

Interested Trustees:

                                                                                                                  Number of
                                                      Term of                                                   Portfolios in
                                Position(s)         Office and                                                  Fund Complex
Name, Age and Address of         Held with           Length of                                                   Overseen by
   Interested Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------   -------------------   ---------------  -------------------------------------------  -------------
Charles A. Fiumefreddo      Chairman, Director    Trustee since    Chairman, Director or Trustee and Chief             129
(68)                        or Trustee and        July 1991        Executive Officer of the Morgan Stanley
c/o Morgan Stanley Trust    Chief Executive                        Funds and the TCW/DW Term Trusts; formerly
Harborside Financial        Officer                                Chairman, Chief Executive Officer and
Center,                                                            Director of the Investment Manager, the
Plaza Two,                                                         Distributor and Morgan Stanley Services,
Jersey City, NJ                                                    Executive Vice President and Director of
                                                                   Morgan Stanley DW, Chairman and Director of
                                                                   the Transfer Agent, and Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries (until June 1998).
James F. Higgins (54)       Trustee               Trustee since    Senior Advisor of Morgan Stanley (since             129
c/o Morgan Stanley Trust                          June 2000        August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-August 2000),
                                                                   President and Chief Operating Officer of
                                                                   Individual Securities of Morgan Stanley
                                                                   (February 1997-May 1999).
Philip J. Purcell (58)      Trustee               Trustee since    Director or Trustee of the Morgan Stanley           129
1585 Broadway                                     April 1994       Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/
                                                                   or officer of various Morgan Stanley
                                                                   subsidiaries.


Name, Age and Address of
   Interested Trustee      Other Directorships Held by Trustee
-------------------------  -----------------------------------
Charles A. Fiumefreddo     None
(68)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)     Director of American Airlines, Inc.
1585 Broadway              and its parent company, AMR
New York, NY               Corporation.

----------------------------

  *  EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.
 ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (48)               President                            President since May 1999
1221 Avenue of the Americas
New York, NY
Barry Fink (47)                      Vice President, Secretary and        Vice President, Secretary and
1221 Avenue of the Americas          General Counsel                      General Counsel since February 1997
New York, NY
Thomas F. Caloia (56)                Treasurer                            Treasurer since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (48)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman and
                                     Chief Executive Officer (since June 1998)
                                     and Director (since January 1998) of the
                                     Transfer Agent; Director of various Morgan
                                     Stanley subsidiaries; President of the
                                     Morgan Stanley Funds and TCW/DW Term Trusts
                                     (since May 1999); Trustee of various Van
                                     Kampen investment companies (since December
                                     1999); previously Chief Strategic Officer
                                     of the Investment Manager and Morgan
                                     Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                First Vice President and Assistant
c/o Morgan Stanley Trust             Treasurer of the Investment Manager, the
Harborside Financial Center,         Distributor and Morgan Stanley Services;
Plaza Two                            Treasurer of the Morgan Stanley Funds.
Jersey City, NJ

----------------------------

  *  EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.

                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

1(a). Declaration of Trust of the Registrant, dated February 25, 1992, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 27, 1996.

1 (b). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 22, 1997.

1 (c). Amendment to the Declaration of Trust of the Registrant, dated June 25, 1999, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

1 (d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 28, 1999.

3.       Not Applicable.

4 (a). Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated June 28, 1999, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

4 (b). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, dated June 28, 1999, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

5 (a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

5 (b). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 27, 1996.

6.       Not Applicable.

7(a). Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 27, 1996.

7(b). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, filed herein.

7 (c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on March 30, 2001.

8 (b). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

9 (a). Opinion of Sheldon Curtis, Esq., dated September 14, 1992, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 2000.

9 (b). Opinion of Lane, Altman & Owens LLP, Massachusetts Counsel, dated September 10, 1992, is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 28, 1999.

10.      Consent of Independent Auditors, filed herein.

11.      Not Applicable.

12.      Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated June 28, 1999, is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999.

14. Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on March 30, 2001.

15.       Not Applicable.

16 (a). Code of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed on March 30, 2001.

16 (b).  Code of Ethics of the Morgan Stanley Funds, filed on March 30, 2001.

16 (c).  Code of Ethics of The TCW Group Inc., filed on March 30, 2001.

Other Powers of Attorney are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 27, 1996; to Exhibit (Other) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 25, 1999; to Exhibit (Other) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on March 30, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
          None

ITEM 25.  INDEMNIFICATION.
          Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

          Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

          The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
          See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

          THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ---------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive Officer and
and Director                                Director of Morgan Stanley Distributors and Morgan Stanley Trust;
                                            President, Chief Executive Officer and Director of Morgan Stanley
                                            Services; President of the Morgan Stanley Funds; Executive Vice
                                            President and Director of Morgan Stanley DW; Director of Morgan
                                            Stanley Investment Management Inc.; Member of the Executive
                                            Committee of Morgan Stanley Investments LP; Director of various
                                            Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ---------------------------------------------------------------
Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      General Counsel and Director of Morgan Stanley Services;
                                            Vice President and Secretary of Morgan Stanley Distributors; Vice
                                            President, Secretary and General Counsel of the Morgan Stanley
                                            Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley
                                            Investments LP; Director of Morgan Stanley
                                            Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                            Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
Witter Investment
                                            Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of
                                            Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.  PRINCIPAL UNDERWRITERS
(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Capital Opportunities Trust
(17)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(18)     Morgan Stanley Convertible Securities Trust
(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Global Dividend Growth Securities
(28)     Morgan Stanley Global Utilities Fund
(29)     Morgan Stanley Growth Fund
(30)     Morgan Stanley Hawaii Municipal Trust
(31)     Morgan Stanley Health Sciences Trust
(32)     Morgan Stanley High Yield Securities Inc.
(33)     Morgan Stanley Income Builder Fund
(34)     Morgan Stanley Information Fund
(35)     Morgan Stanley Intermediate Income Securities
(36)     Morgan Stanley International Fund
(37)     Morgan Stanley International SmallCap Fund
(38)     Morgan Stanley International Value Equity Fund
(39)     Morgan Stanley Japan Fund
(40)     Morgan Stanley KLD Social Index Fund
(41)     Morgan Stanley Latin American Growth Fund
(42)     Morgan Stanley Limited Duration Fund
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund

(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                  POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                  -----------------------------------------------------
James F. Higgins      Director

Philip J. Purcell     Director

John Schaeffer        Director

Charles Vadala        Senior Vice President and Financial Principal.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.  MANAGEMENT SERVICES

          Registrant is not a party to any such management-related service contract.

ITEM 30.  UNDERTAKINGS

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of March, 2002.

                                      MORGAN STANLEY LATIN AMERICAN GROWTH FUND


                                      By /s/   Barry Fink
                                      -------------------------------------
                                               Barry Fink
                                               Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                         TITLE                         DATE
         ----------                         -----                         ----
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman
By  /s/  Charles A. Fiumefreddo                                          3/28/02
    ---------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/  Thomas F. Caloia                                                3/28/02
    ---------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                      3/28/02
   ----------------------------
         Barry Fink
         Attorney-in-Fact

 Michael Bozic       Manuel H. Johnson
 Edwin J. Garn       Michael E. Nugent
 Wayne E. Hedien     John L. Schroeder


By  /s/  David M. Butowsky                                               3/28/02
    ---------------------------
         David M. Butowsky
         Attorney-in-Fact

                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND

                                  EXHIBIT INDEX

1 (d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001

7 (b).    Amendment dated June 15, 2001 to the Custody Agreement of the
          Registrant

7 (c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001

10.       Consent of Independent Auditors